Exhibit 99.1

	AGREEMENT (this Agreement), dated as
of June 5, 2006, between The Washington Post
Company, a Delaware corporation (Parent), and Jonathan N. Grayer (the Executive).

		WITNESSETH:

	WHEREAS, the parties hereto wish to
establish the equity compensation arrangements for the Executive for the years 2006 through and including 2011 in connection with assuring the Executives continued employment as Chairman and Chief Executive Officer of Kaplan, Inc. (the
Company), a Delaware corporation and subsidiary of Parent.

	NOW, THEREFORE, in consideration of
the mutual covenants and agreements contained herein, the parties hereto agree as follows:

		ARTICLE I

		DEFINITIONS

	SECTION 1.01.  Definitions.  As used
in this Agreement, the following terms shall have the meanings ascribed to them below:

	Chief Executive Officer shall mean the
Chief Executive Officer of Parent.

	Common Stock shall mean common stock,
par value $1.00 per share, of the Company.

	Compensation Committee shall mean the
Compensation Committee of the Board of Directors of Parent.

	Current Fair Market Value shall mean
$1,833.00 per share of Common Stock, which the Compensation Committee has determined to be the Fair Market Value of the Common Stock as of the date hereof.

	Disability shall have the meaning
assigned thereto in the Stock Option Plan.

	Fair Market Value shall mean, as of
any date, the value of the Common Stock
determined as follows:

       (i) if the Common Stock is listed on
any established stock exchange or a
national market system, including without limitation The Nasdaq National Market or
The Nasdaq SmallCap Market of The Nasdaq
Stock Market, its Fair Market Value shall be the mean between the high and low sale prices for the Common Stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Board of Directors of the Company deems reliable, or if the Common
Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, their Fair Market Value shall be the mean between the high bid and low asked prices for the Common
Stock on the last market trading day
prior to the day of determination; or

	(ii)  in the absence of an
established market for the Common
Stock, the aggregate Fair Market Value
thereof shall be determined at least
once a year on or before the first
day of February and at such other times
as may be deemed appropriate by the
Compensation Committee in its sole
discretion.  As part of its
determination, the Compensation Committee shall (1) obtain and consider a professional appraisal of the value of the Company from an investment bank or from another entity capable of preparing such valuation; and (2) use or cause to be used methodologies such as those used by Goldman Sachs in each of its 1997-2005 valuations of the Company, including a multiple of earnings, present value of future cash flows or such other established methodologies that value comparable enterprises as going concerns.
However, both the recommendation of the
professional appraisal and the result
of the application of such
methodologies shall only be advisory
to the Compensation Committee and
not determinative of the value of the
Company.  The Compensation
Committee shall have the right, in
its sole discretion, to retain and make
use of any advisory assistance it deems
necessary or desirable in preparing
the valuations of the Company, including, but not limited to, the right to appoint a new appraiser. The Fair Market
Value of each share of Common Stock shall be determined by dividing the aggregate
Fair Market Value by the number of
then-outstanding shares of Common Stock
plus the number of shares of Common
Stock reserved for issuance under and
pursuant to the terms of the Companys
stock option plans.

	Options shall mean options granted
under the Stock Option Plan to purchase
shares of Common Stock.

	Pre-Compensation Operating Income
shall mean the annual operating income
of the Company, after deductions for
annual cash bonuses, but not including
any deductions for long-term compensation plans or the Stock Option Plan.

	Stockholders Agreement shall mean
the Stockholders Agreement, dated as of
June 5, 2006, among Parent, the Company and the
Executive.

	Stock Option Plan shall mean the
Fifth Amended and Restated Stock Option
Plan of the Company, as amended from time to time.

		ARTICLE II

	   EQUITY ARRANGEMENTS

	SECTION 2.01.  Initial Grant.
(a)  Promptly after execution by the
Executive of the Stockholders Agreement,
Parent will cause the Company to issue
to the Executive 2,619 shares of Common
Stock (the Initial Grant), representing
approximately $4,800,000 of Common
Stock based on the Current Fair Market
Value thereof.  Parent and the
Executive agree that the Initial
Grant shall be made in lieu of the
Executives 2005 bonus.

(b)  In connection with the Initial
Grant, the Executive shall be
entitled to exercise a number of
Options (the Exercised Options)
currently held by the Executive that
will, after the repurchase by Parent
of the shares of Common Stock
underlying such Options as set forth
below, generate net proceeds to the
Executive in an amount approximately equal to the Executives tax liability arising from the Initial Grant. Parent and the Executive agree that the Exercised
Options relate to 3,364 shares of
Common Stock of the Company.  Upon
exercise of the Exercised Options,
(i) Parent will repurchase the shares
of Common Stock received by the
Executive in connection therewith at
the Current Fair Market Value and
(ii) Parent will cause the Company
to grant the Executive a number of
additional Options (the Reload Options)
equal to the number of Exercised
Options.  The exercise price of the
Reload Options will be the Current Fair
Market Value.  The Reload Options
will vest over a period of four years,
with 25% of the Reload Options vesting
on each of January 1, 2007, January 1,
2008, January 1, 2009 and January 1, 2010.

	SECTION 2.02.  Additional Options.

(a)  Promptly after execution by the
Executive of the Stockholders Agreement,
Parent will cause the Company to grant
the Executive 14,182 additional Options
(the Additional Options).  The exercise
price of the Additional Options will be
the Current Fair Market Value.  Subject
to Section 2.02(b), the Additional
Options will vest over a period of four
years, with 25% of the Additional
Options vesting on each of December 31,
2007, December 31, 2008, December 31,
2009 and December 31, 2010; provided,
however, that such Additional Options
shall not be exercisable unless and
until the Companys Pre-Compensation
Operating Income for any of the fiscal
years ending December 31, 2009,
December 31, 2010 or December 31, 2011
shall have been equal to or greater
than a minimum performance standard, as
established by the Chief Executive
Officer and the Compensation Committee.

(b)  Notwithstanding Section 2.02(a), in
the event of the Executives (i)
termination (other than termination
for cause, which shall be defined as
willful misconduct that remains uncured
for more than sixty (60) days following
written notice and results in material
reputational or economic injury to the
Company) or (ii) death or Disability,
all of the Additional Options held by
the Executive shall immediately vest and become exercisable by the Executive (or his estate).

	SECTION 2.03.  Future Grants.

(a) For each of 2006 through 2011, if
Kaplan delivers Pre-Compensation Operating
Income equal to or greater than special
target amounts determined by the Chief
Executive Officer and the Compensation
Committee, Parent will cause the
Company to issue to the Executive a
number of shares of Common Stock
valued at the dollar amount that
would otherwise have been paid to him as a cash bonus for Kaplans meeting the applicable special target level, based on the Fair Market Value thereof as of the date of issuance.

(b)  The Executive shall be eligible
for additional grants of Common Stock
for each of 2006 through 2011, at the
discretion of the Chief Executive
Officer and the Compensation Committee,
based upon truly exceptional performance by the Company in the preceding year, and in lieu of amounts that would otherwise have been paid to him as a cash bonus for such exceptional performance.

	SECTION 2.04.  Put Right;
Stockholders Agreement. Executive shall have the right to put to the Company all shares of Common Stock held by the Executive, whether pursuant to the Initial
Grant, any Future Grant, upon exercise
of Options or otherwise, utilizing the
procedures set forth in Section 6(k)(1)
of the Stock Option Plan (Put Right),
and as a result thereof the Executive
shall have the right to sell any or
all of such shares of Common Stock to
the Company pursuant to, and in accordance with, such Section 6(k)(1). All such shares of Common Stock shall be subject to the terms and conditions of the Stockholders Agreement.


		ARTICLE III

	     OTHER AGREEMENTS

	SECTION 3.01.  Non-Competition.
For a period of three years from the
date the Executives employment with
the Company terminates, the Executive
will not compete directly against any
non-trivial business in which Parent
and its subsidiaries are then engaged,
which shall mean not participating
actively in the management or
supervision of a directly competing
enterprise.  The foregoing is not
intended to prevent the Executive
from working in the same lines of
business as those in which Parent
and its subsidiaries are also engaged
(e.g., education, media) unless the
competitive overlap with Parent and
its subsidiaries is direct and
substantial.

	SECTION 3.02. No Solicitation.
For a period of two years from the
date the Executives employment by
the Company terminates, the Executive
will not solicit any then-current
employees of the Company to join the
Executive in another enterprise or activity.

	SECTION 3.03.  Interpretation.  It
is intended by the parties hereto that,
in the event of the need for interpretation of Section 3.01 or 3.02, Parents appointed representative to discuss with Executive the interpretation of Section 3.01 or 3.02 shall be Mr. Donald E. Graham, for so long as Mr. Graham is a director of Parent and, thereafter, by a director of Parent chosen by the Executive. Such interpretation shall be made taking into account the purpose of Sections 3.01 and 3.02, which is not to penalize Executive, or needlessly circumscribe Executives future, but to protect Parent and its subsidiaries from direct and material harm; Sections 3.01 and 3.02 shall not prevent the Executive from pursuing a normal business career because of de minimis conflicts.

		ARTICLE IV

	      REPRESENTATIONS

               Parent represents and warrants
to the Executive, and the Executive represents and warrants to Parent, as follows:

	SECTION 4.01.  Authority; Execution
and Delivery; Enforceability. Such party has full power and authority to execute this Agreement and to perform its obligations hereunder. In the case of Parent, the execution and delivery by Parent of this Agreement and the performance of its obligations hereunder have been duly authorized by all necessary corporate or similar action. Parent has duly executed and delivered this Agreement, and this Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

	SECTION 4.02.  No Conflicts; Consents.
The execution and delivery by such party of this Agreement do not, and the performance of its obligations hereunder will not, conflict with, or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to loss of a material benefit under, or to increased, additional, accelerated or guaranteed rights or entitlements of any person under, or result in the creation of any mortgage, lien, security interest, charge, restrictions or encumbrances of any kind upon any of the properties or assets of such party under, any provision of (i) in the case of Parent, the certificate of incorporation or by-laws of Parent, (ii) any material contract, lease, license, indenture, agreement, commitment or other legally binding arrangement to which such party is a party or by which any of its properties or assets is bound or (iii) any material judgment, order or decree or material statute, law
(including common law), ordinance, rule
or regulation applicable to such party or its properties or assets. No consent, approval, license, permit, order or authorization of, or registration, declaration or filing with, any Federal, state, local or foreign government or any court of competent jurisdiction, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, is required to be obtained or made by or with respect to such party in connection with the execution, delivery and performance of this Agreement.

		ARTICLE V

	      MISCELLANEOUS

	SECTION 5.01.  Notices.  All
notices and other communications pursuant to this Agreement shall be dated and in writing and shall be given:

	If to Parent, to it at the following
address:

	The Washington Post Company
	1150 15th St., N.W.
	Washington, D.C.  20071
	Attention:  Ann McDaniel
	Facsimile:  202-334-1031

	If to the Executive, to him at the
following address:

	Jonathan N. Grayer
	160 West 86th Street, #3
	New York, NY  10024
	Facsimile:  212-492-5860

or to such other address as the party to whom notice is to be given may provide in a written notice to the Company, a copy of which written notice shall be on file with the Companys Secretary. Notice shall be effective when received.

	SECTION 5.02.  Applicable Law.
The laws of the State of New York shall
govern the interpretation, validity and
performance of the terms of this
Agreement, regardless of the law that
might be applied under principles of
conflicts of laws.

	SECTION 5.03.  Integration.  This
Agreement and the documents referred to
herein or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to the subject matter hereof. This
Agreement supersedes all prior agreements and understandings between the parties with respect to the subject matter hereof, including the agreement between the Executive and Alan Spoon dated October 16, 1997 (except for paragraph (ii) thereof, which provides for eighteen months of salary and medical benefit continuation if the
Executive is terminated prior to 2011,
which shall survive).

	SECTION 5.04.  Descriptive Headings.
The headings in this Agreement are for
convenience of reference only and shall
not limit or otherwise affect the meaning of terms contained herein.

	SECTION 5.05.  Severability.
The invalidity or unenforceability of any provisions of this Agreement in any jurisdiction shall not affect the validity, legality or enforceability of the remainder of this Agreement in such jurisdiction or the validity, legality or enforceability of this Agreement, or any provision hereof, in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law.

	SECTION 5.06.  Other Agreements.
Nothing contained in this Agreement
shall be deemed to be a waiver of, or
release from, any obligations any party
hereto may have under, or any restrictions on the transfer of shares of Common Stock or other securities of the Company imposed by, any other agreement, if any.

	SECTION 5.07.  Successors, Assigns,
Transferees.  The provisions of this
Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and permitted assigns. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof may be transferred by the Executive without the prior written consent of Parent.
Any purported transfer of rights under this Agreement in violation of this
Section 5.07 shall be void and of no effect.

	SECTION 5.08.  Defaults.  A default
by any party to this Agreement in such
partys compliance with any of the conditions or covenants hereof or performance of any of the obligations of such party hereunder shall not constitute a default by any other party.

	SECTION 5.09.  Amendments; Waivers.
This Agreement may not be amended, modified or supplemented and no waivers of or consents to departures from the provisions hereof may be given unless consented to in writing by Parent and the Executive.

	SECTION 5.10.  Counterparts.  This
Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which, when taken together, shall constitute one and the same Agreement.

	SECTION 5.11.  Exclusive Jurisdiction;
Waiver of Jury Trial.

(a)  Each party agrees to commence
any action, suit or proceeding arising
out of this Agreement in any Federal
court sitting in the City of New York,
New York or, if such suit, action or
other proceeding may not be brought
in such court for jurisdictional
reasons, in any New York State court
situated within the City of New York.
Each party irrevocably submits to the
jurisdiction of such court for the purposes of any such suit, action or other proceeding. Each party further agrees that service of any process, summons, notice or document by U.S. registered mail to such partys respective address set forth above shall be effective service of process for any action, suit or proceeding in New York with respect to any matters to which it has submitted to jurisdiction in this Section 5.11. Each party irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in any Federal court in the City of New York, New York, or any New York
State court situated within the City of
New York, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

(b)  Each party waives, to the fullest
extent permitted by applicable law, any
right it may have to a trial by jury in
respect of any litigation arising out
of or relating to this Agreement.  Each
party (i) certifies that no representative, agent or attorney of another party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (ii) acknowledges that it has been induced to enter into this Agreement by, among other things, the mutual waivers and certifications set forth above in this Section 5.11(b).

	IN WITNESS WHEREOF, the parties
hereto have executed this Agreement as
of the date first above written.


	THE WASHINGTON POST COMPANY,

	By

	Name:	Donald E. Graham

	Title:	Chief Executive
		Officer and Chairman



	Jonathan N. Grayer